Exhibit 99.1

                        LEXINGTON PRECISION CORPORATION
                               40 East 52nd Street
                               New York, NY 10022


FOR IMMEDIATE RELEASE
---------------------

LEXINGTON PRECISION REPORTS FOURTH QUARTER AND YEAR RESULTS

NEW YORK, April 5, 2005 -- Lexington Precision Corporation reported net income of $3,183,000, or 65 cents per diluted common share, for the fourth quarter ended December 31, 2004, compared to a net loss of $3,643,000, or 77 cents per diluted common share, for the fourth quarter of 2003.

Income from continuing operations totaled $3,750,000, or 76 cents per diluted common share, for the fourth quarter of 2004, compared to a loss from continuing operations of $380,000, or 10 cents per diluted common share, for the fourth quarter of 2003. Income from continuing operations for the fourth quarter of 2004 included a pre-tax gain of $5,346,000 from the repurchase of $8,264,000 principal amount of the company's 12% senior subordinated notes.

Net sales of continuing operations for the fourth quarter of 2004 were $24,392,000, compared to $27,806,000 for the fourth quarter of 2003, a decrease of 12%. Net sales of the Rubber Group decreased by 16% to $21,219,000, while net sales of the Metals Group increased by 22% to $3,173,000.

During the fourth quarter of 2004, income from operations (income before gain on repurchase of debt, interest expense, and taxes) totaled $364,000, compared to $1,411,000 for the fourth quarter of 2003. Income from operations at the Rubber Group decreased to $1,463,000 from $2,585,000. The Metals Group reported a loss from operations of $656,000, compared to a loss of $361,000 for the fourth quarter of 2003. The loss from operations at the Corporate Office decreased to $443,000 from $813,000.

Earnings before interest, taxes, depreciation, and amortization (EBITDA) from continuing operations for the fourth quarter of 2004, totaled $2,493,000, compared to EBITDA from continuing operations of $3,533,000 for the fourth quarter of 2003, a decrease of 29%. EBITDA for the Rubber Group decreased to $3,229,000 from $4,294,000, EBITDA for the Metals Group decreased to negative $301,000 from positive $43,000, and EBITDA for the Corporate Office increased to negative $435,000 from negative $804,000. For more information related to EBITDA, please see the section of the press release captioned "Notice Relating to Use of Non-GAAP Measures."

Net cash provided by operating activities of continuing operations for the fourth quarter of 2004 totaled $2,824,000 compared to $1,837,000 for the fourth quarter of 2003, an increase of 54%.

The company reported net income of $1,590,000, or 32 cents per diluted common share, for the year ended December 31, 2004, compared to a net loss of $6,449,000, or $1.36 per diluted common share, for 2003.



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

Lexington Precision Corporation
April 5, 2005

Income from continuing operations totaled $4,798,000, or 97 cents per diluted common share, for 2004, compared to a loss from continuing operations of $1,549,000, or 35 cents per diluted common share, for 2003. Income from continuing operations for 2004, included a pre-tax gain of $8,598,000 from the repurchase of the company's debt.

Net sales of continuing operations for 2004 were $110,353,000, compared to $113,231,000 for 2003. Net sales of the Rubber Group decreased by 4% to $99,565,000, while net sales of the Metals Group increased by 8% to $10,788,000.

During 2004, income from operations totaled $4,666,000, compared to $5,507,000 for 2003. Income from operations at the Rubber Group decreased to $9,865,000 from $10,026,000. The Metals Group reported a loss from operations of $2,788,000, compared to a loss of $1,840,000 for 2003. The loss from operations at the Corporate Office decreased to $2,411,000 from $2,679,000.

EBITDA from continuing operations for 2004, totaled $13,110,000, compared to $14,462,000 for 2003, a decrease of 9%. EBITDA for the Rubber Group decreased to $16,794,000 from $17,147,000, EBITDA for the Metals Group decreased to negative $1,312,000 from negative $44,000, and EBITDA for the Corporate Office increased to negative $2,372,000 from negative $2,641,000.

Net cash provided by operating activities of continuing operations for 2004 totaled $7,068,000, compared to $13,470,000 for 2003, a decrease of 48%.

DISCONTINUED OPERATIONS

During the fourth quarter of 2004 and for the year ended December 31, 2004, we classified the results of operations, net assets, liabilities, and cash flows of the die casting division as discontinued operations because we committed to a plan to sell the assets or business of the die casting division or, if a sale does not occur, close the operations of the die casting division no later than the second quarter of 2005.

During the fourth quarter of 2004, the loss from discontinued operations totaled $567,000, or 11 cents per diluted common share, compared to a loss from discontinued operations of $3,263,000, or 67 cents per diluted common share, for the fourth quarter of 2003. The losses from discontinued operations for the fourth quarters of 2004 and 2003 included pre-tax impairment charges of $667,000 and $2,588,000, respectively, to write down the carrying value of plant and equipment.

During the year ended December 31, 2004, the loss from discontinued operations totaled $3,208,000, or 65 cents per diluted common share, compared to a loss from discontinued operations of $4,653,000, or 96 cents per diluted common share, for 2003. The losses from discontinued operations for 2004 and 2003, included pre-tax impairment charges of $1,595,000 and $2,588,000, respectively, to write down the carrying value of plant and equipment.


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

Lexington Precision Corporation
April 5, 2005


NOTICE RELATING TO USE OF NON-GAAP MEASURE

Attached to this press release are tables setting forth our condensed consolidated statements of operations and selected consolidated and segment financial data, including information concerning our cash flows from operations and reconciliations of income (loss) from continuing operations to EBITDA from continuing operations. EBITDA is not a measure of performance under U.S. generally accepted accounting principles and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow statement data prepared in accordance with U.S. generally accepted accounting principles. We have presented EBITDA because this measure is used by investors, as well as our own management, to evaluate the operating performance of our business, including its ability to incur and to service debt. Nevertheless, EBITDA has distinct limitations as compared to a GAAP number such as net income. By excluding interest and tax payments, for example, an investor may not see that both represent a reduction in cash available to the company. Likewise, depreciation and amortization, while non-cash items, represent generally the devaluation of assets that produce revenue for the company. Our definition of EBITDA may not be the same as the definition of EBITDA used by other companies.

Lexington Precision Corporation manufactures rubber and metal components that are used primarily by manufacturers of automobiles, automotive replacement parts, and medical devices.

Contact: Warren Delano, President (212) 319-4657



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
                         LEXINGTON PRECISION CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                      QUARTER ENDED                    YEAR ENDED
                                                                       DECEMBER 31                     DECEMBER 31
                                                                -------------------------       -------------------------
                                                                   2004            2003            2004            2003
                                                                ---------       ---------       ---------       ---------
                                                                       (UNAUDITED)
Net sales                                                       $  24,392       $  27,806       $ 110,353       $ 113,231
Cost of sales                                                      22,399          24,235          98,304          99,773
                                                                ---------       ---------       ---------       ---------
         Gross profit                                               1,993           3,571          12,049          13,458
Selling and administrative expenses                                 1,629           2,113           7,383           7,904
Impairment of goodwill                                               --                47            --                47
                                                                ---------       ---------       ---------       ---------
         Income from operations                                       364           1,411           4,666           5,507
                                                                ---------       ---------       ---------       ---------
Other income (expense):
     Gain on repurchase of debt                                     5,346            --             8,598            --
     Interest expense                                              (2,242)         (1,776)         (8,662)         (6,980)
                                                                ---------       ---------       ---------       ---------
         Income (loss) before income taxes                          3,468            (365)          4,602          (1,473)
Income tax provision (benefit)                                       (282)             15            (196)             76
                                                                ---------       ---------       ---------       ---------
         Income (loss) from continuing operations                   3,750            (380)          4,798          (1,549)

Loss from discontinued operations                                    (567)         (3,263)         (3,208)         (4,653)
                                                                ---------       ---------       ---------       ---------
         Income (loss) before cumulative effect of a
          change in accounting principle                            3,183          (3,643)          1,590          (6,202)
Cumulative effect of a change in accounting principle                --              --              --              (247)
                                                                ---------       ---------       ---------       ---------

          Net income (loss)                                     $   3,183       $  (3,643)      $   1,590       $  (6,449)
                                                                =========       =========       =========       =========

Basic and diluted income (loss) per share of common stock:

     Continuing operations                                      $    0.76       $   (0.10)      $    0.97       $   (0.35)
     Discontinued operations                                         (.11)          (0.67)          (0.65)          (0.96)
     Cumulative effect of a change in accounting principle           --              --              --             (0.05)
                                                                ---------       ---------       ---------       ---------

         Net income (loss)                                      $    0.65       $   (0.77)      $    0.32       $   (1.36)
                                                                =========       =========       =========       =========

Reconciliation of income (loss) from continuing
  operations to EBITDA from continuing operations
     Income (loss) from continuing operations                   $   3,750       $    (380)      $   4,798       $  (1,796)

     Add:
         Depreciation and amortization                              2,129           2,122           8,444           8,955

         Interest expense                                           2,242           1,776           8,662           6,980
         Income tax provision                                        (282)             15            (196)             76
         Gain on repurchase of securities                          (5,346)           --            (8,598)           --
         Cumulative effect of change in accounting
          Principle                                                  --              --              --               247
                                                                ---------       ---------       ---------       ---------

     EBITDA from continuing operations                          $   2,493       $   3,533       $  13,110       $  14,462
                                                                =========       =========       =========       =========

Net cash provided by operating activities                       $   2,824       $   1,837       $   7,068       $  13,470
                                                                =========       =========       =========       =========

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

                         LEXINGTON PRECISION CORPORATION

                 SELECT CONSOLIDATED AND SEGMENT FINANCIAL DATA
                              CONTINUING OPERATIONS
                                 (IN THOUSANDS)

                                                                  QUARTER ENDED                  YEAR ENDED
                                                                   DECEMBER 31                   DECEMBER 31
                                                           -------------------------       -------------------------
                                                              2004            2003            2004            2003
                                                           ---------       ---------       ---------       ---------
                                                                  (UNAUDITED)
Net sales:
     Rubber Group                                          $  21,219       $  25,211       $  99,565       $ 103,243
     Metals Group                                              3,173           2,595          10,788           9,988
                                                           ---------       ---------       ---------       ---------
         Total net sales                                   $  24,392       $  27,806       $ 110,353       $ 113,231
                                                           =========       =========       =========       =========

Income (loss) from operations:
     Rubber Group                                          $   1,463       $   2,585       $   9,865       $  10,026
     Metals Group                                               (656)           (361)         (2,788)         (1,840)
     Corporate Office                                           (443)           (813)         (2,411)         (2,679)
                                                           ---------       ---------       ---------       ---------
         Total income (loss) from operations                     364           1,411           4,666           5,507
                                                           ---------       ---------       ---------       ---------

Add back depreciation and amortization
  included in income from operations:
     Rubber Group                                              1,766           1,709           6,929           7,121
     Metals Group                                                355             404           1,476           1,796
     Corporate Office                                              8               9              39              38
                                                           ---------       ---------       ---------       ---------
         Total depreciation and amortization                   2,129           2,122           8,444           8,955
                                                           ---------       ---------       ---------       ---------

Earnings (loss) before interest, taxes, depreciation,
  and amortization (EBITDA):
     Rubber Group                                              3,229           4,294          16,794          17,147
     Metals Group                                               (301)             43          (1,312)            (44)
     Corporate Office                                           (435)           (804)         (2,372)         (2,641)
                                                           ---------       ---------       ---------       ---------
         Total EBITDA                                      $   2,493       $   3,533       $  13,110       $  14,462
                                                           =========       =========       =========       =========

Capital expenditures:
     Rubber Group                                          $   1,756       $   1,003       $   5,277       $   4,873
     Metals Group                                                 66             217             773             799
     Corporate Office                                           --                 3               7              14

                                                           ---------       ---------       ---------       ---------
         Total capital expenditures                        $   1,822       $   1,223       $   6,057       $   5,686
                                                           =========       =========       =========       =========



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